SUBSCRIPTION AGREEMENT

OncoCyte Corporation

1010 Atlantic Avenue, Suite 102

Alameda, California 94501

Ladies and Gentlemen:

The undersigned (the “Investor”) hereby confirms and agrees with you as follows:

1. This Subscription Agreement (this “Agreement”) is made as of the date set forth below between OncoCyte Corporation, a California corporation (the “Company”), and the Investor.

2. The Company has authorized the sale and issuance of up to 5,058,824 shares (the “Shares”) of the Company’s common stock, no par value per share (the “Common Stock”). The purchase price for the Shares shall be $1.70 per share (the “Purchase Price”) (the “Offering”). The Offering and issuance of the Shares have been registered under the Securities Act of 1933, as amended (the “Securities Act”), pursuant to the Company’s Registration Statement on Form S-3 (No. 333-231980), including all amendments thereto, the exhibits and any schedules thereto, the documents otherwise deemed to be a part thereof or included therein by the rules and regulations (the “Rules and Regulations”) of the Securities and Exchange Commission (the “Commission”) and any registration statement relating to the Offering and filed pursuant to Rule 462(b) under the Rules and Regulations (collectively, the “Registration Statement”). The Investor acknowledges that the Company intends to enter into subscription agreements in substantially the same form as this Agreement with certain other investors.

3. As of the Closing (as defined below) and subject to the terms and conditions hereof, the Company and the Investor agree that the Investor will purchase from the Company and the Company will issue and sell to the Investor such number of Shares (the “Subscription”) as is set forth on the signature page hereto (the “Signature Page”). The Investor acknowledges that the Offering is not a firm commitment underwriting and that there is no minimum offering amount. Certificates representing the Shares purchased by the Investor will not be issued to the Investor; instead, such Shares will be credited to the Investor using customary procedures for book-entry transfer through the facilities of The Depository Trust Company (“DTC”). This Offering will not clear directly through an underwriter, placement agent or similar broker. Consequently, the Investor must instruct their individual broker how to settle the transaction.

4. The completion of the purchase and sale of the Shares shall occur at a closing (the “Closing”) which shall occur no later than the second (2nd) Trading Day (as defined below) following the date set forth on the Signature Page (the “Closing Date”). At the Closing, (a) the Company shall cause its transfer agent to release to the Investor the number of Shares being purchased by the Investor and (b) the aggregate purchase price for the Shares being purchased by the Investor (the “Subscription Amount”) will be delivered by or on behalf of the Investor to the Company by wire transfer. In the event that the Company is unable to fulfill its obligations hereunder at Closing by the fifth (5th) Trading Day following the date set forth on the Signature Page, Investor shall have the right, but not the obligation, to terminate this Agreement and the Subscription hereunder. For purposes of this Agreement, “Trading Day” means any day on which the Common Stock is traded on the principal securities exchange or trading market on which the Common Stock is then traded (the “Exchange”); provided that “Trading Day” shall not include any day on which the Common Stock is scheduled to trade on such exchange or market for less than 4.5 hours or any day that the Common Stock is suspended from trading during the final hour of trading on such exchange or market (or if such exchange or market does not designate in advance the closing time of trading on such exchange or market, then during the hour ending at 4:00 p.m., New York time).

5. The Registration Statement filed by the Company with the Commission contains a prospectus (the “Base Prospectus”) and the Company will promptly file with the Commission a final prospectus supplement (the “Prospectus Supplement” and collectively with the Base Prospectus, the “Prospectus”) with respect to the Registration Statement in material conformity with the Securities Act, including Rule 424(b) thereunder. The Investor hereby consents to the receipt of the Company’s Prospectus in portable document format, or .pdf, via e-mail.

6. The obligations of the Company to issue and sell the Shares to the Investor shall be subject to: (i) the receipt by the Company of the purchase price for the Shares being purchased hereunder as set forth on the Signature Page and (ii) the accuracy of the representations and warranties made by the Investor and the fulfillment of those undertakings of the Investor to be fulfilled prior to the Closing Date.

7. The Company hereby makes the following representations, warranties and covenants to the Investor:

(a) The Company has the requisite corporate power and authority to enter into and to consummate the transactions contemplated by this Agreement and otherwise to carry out its obligations hereunder. The execution and delivery of this Agreement by the Company and the consummation by it of the transactions contemplated hereunder have been duly authorized by all necessary action on the part of the Company. This Agreement has been duly executed by the Company and, when delivered in accordance with the terms hereof, will constitute the valid and binding obligation of the Company enforceable against the Company in accordance with its terms, except as may be limited by any bankruptcy, insolvency, reorganization, moratorium, fraudulent conveyance or other similar laws affecting the enforcement of creditors’ rights generally or by general principles of equity.

(b) The Shares are duly authorized and, when issued and paid for in accordance with this Agreement, will be duly and validly issued, fully paid and nonassessable, free and clear of all liens imposed by the Company. The Company has reserved from its duly authorized capital stock the maximum number of shares of Common Stock issuable pursuant to this Agreement. The Company has prepared and filed the Registration Statement in material conformity with the requirements of the Securities Act, which became effective on June 18, 2019 (the “Effective Date”), and such amendments and supplements thereto as may have been required to the date of this Agreement. The Registration Statement is effective under the Securities Act and no stop order preventing or suspending the effectiveness of the Registration Statement or suspending or preventing the use of the Prospectus has been issued by the Commission and no proceedings for that purpose have been instituted or, to the knowledge of the Company, are threatened by the Commission. The Company, if required by the rules and regulations of the Commission, shall file the Prospectus Supplement with the Commission pursuant to Rule 424(b). At the time the Registration Statement and any amendments thereto became effective, at the date of this Agreement and at the Closing Date, the Registration Statement and any amendments thereto conformed and will conform in all material respects to the requirements of the Securities Act and did not and will not contain any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein not misleading; and the Prospectus and any amendments or supplements thereto, at time the Prospectus or any amendment or supplement thereto was issued and at the Closing Date, conformed and will conform in all material respects to the requirements of the Securities Act and did not and will not contain an untrue statement of a material fact or omit to state a material fact necessary in order to make the statements therein, in light of the circumstances under which they were made, not misleading.

(c) The Company has not issued any capital stock since its most recently filed periodic report under the Exchange Act, other than pursuant to the exercise of employee stock options under the Company’s stock option plans, the issuance of shares of Common Stock to employees pursuant to the Company’s employee stock purchase plans and pursuant to the conversion and/or exercise of any securities convertible into, exercisable or exchangeable for, or otherwise representing the right to acquire shares of Common Stock (each, a “Common Stock Equivalent”) outstanding as of the date of the most recently filed SEC Report (as defined below). No Person has any right of first refusal, preemptive right, right of participation, or any similar right to participate in the transactions contemplated by this Agreement. Except as otherwise disclosed in the SEC Reports (as defined below) or as a result of the purchase and sale of the Shares, there are no outstanding options, warrants, scrip rights to subscribe to, calls or commitments of any character whatsoever relating to, or securities, rights or obligations convertible into or exercisable or exchangeable for, or giving any Person any right to subscribe for or acquire, any shares of Common Stock, or contracts, commitments, understandings or arrangements by which the Company or any of its consolidated subsidiaries (each a “Subsidiary”) is or may become bound to issue additional shares of Common Stock or Common Stock Equivalents. The issuance and sale of the Shares will not obligate the Company to issue shares of Common Stock or other securities to any person (other than to investors in this Offering) and will not result in a right of any holder of Company securities to adjust the exercise, conversion, exchange or reset price under any of such securities. All of the outstanding shares of capital stock of the Company are duly authorized, validly issued, fully paid and nonassessable, have been issued in material compliance with all federal and state securities laws, and none of such outstanding shares was issued in violation of any preemptive rights or similar rights to subscribe for or purchase securities. No further approval or authorization of any stockholder or the Board of Directors is required for the issuance and sale of the Shares. Except as otherwise disclosed in the SEC Reports, there are no stockholders agreements, voting agreements or other similar agreements with respect to the Company’s capital stock to which the Company is a party or, to the knowledge of the Company, between or among any of the Company’s stockholders.

(d) Since the date of the latest audited financial statements included within any report or definitive proxy or information statements filed by the Company with the Commission pursuant to Sections 13(a), 13(c), 14, 15(d) or any other provision of or under the Exchange Act (the “SEC Reports”), except as specifically disclosed in a subsequent SEC Report filed prior to the date hereof, (i) there has been no event, occurrence or development that has had or that could reasonably be expected to result in a material adverse effect, or any development that would reasonably be expected to result in a material adverse change, in the condition, financial or otherwise, or in the results of operations, business, operations or prospects, whether or not arising from transactions in the ordinary course of business, of the Company and its Subsidiaries, considered as one entity (any such effect is called a “Material Adverse Effect”), (ii) the Company has not incurred any liabilities (contingent or otherwise) other than (A) trade payables and accrued expenses incurred in the ordinary course of business consistent with past practice and (B) liabilities not required to be reflected in the Company’s financial statements pursuant to United States generally accepted accounting principles (“GAAP”) or disclosed in filings made with the Commission, (iii) the Company has not altered its method of accounting, (iv) the Company has not declared or made any dividend or distribution of cash or other property to its stockholders or purchased, redeemed or made any agreements to purchase or redeem any shares of its capital stock and (v) the Company has not issued any equity securities to any officer, director or affiliate, except pursuant to existing Company stock option plans. The Company does not have pending before the Commission any request for confidential treatment of information. Except for the issuance of the Shares contemplated by this Agreement, the preliminary financial disclosure as of and for the quarter ended September 30, 2019, or as set forth in the SEC Reports, no event, liability, fact, circumstance, occurrence or development has occurred or exists or is reasonably expected to occur or exist with respect to the Company or its Subsidiaries or their respective businesses, prospects, properties, operations, assets or financial condition that would be required to be disclosed by the Company under applicable securities laws at the time this representation is made or deemed made that has not been publicly disclosed at least 1 Trading Day prior to the date that this representation is made.

(e) The Company shall (i) promptly issue a press release or other announcement disclosing all material aspects of the transactions contemplated hereby and (ii) make such other filings and notices in the manner and time required by the Commission with respect to the transactions contemplated hereby. The Company shall not identify the Investor by name in any press release or public filing, or otherwise publicly disclose the Investor’s name, without the Investor’s prior written consent, unless required by law or the rules and regulations of any self-regulatory organization or exchange to which the Company or its securities are subject.

(f) The making, execution and performance of this Agreement by the Company and the consummation of the transactions contemplated herein will not conflict with or result in a breach or violation of any of the terms and provisions of, or constitute a default under, (i) the charter, bylaws or other organizational documents of the Company, as applicable, (ii) any law, order, rule, regulation, writ, injunction, judgment or decree of any court, administrative agency, regulatory body, government or governmental agency or body, domestic or foreign, having jurisdiction over the Company or its properties (including federal and state securities laws and regulations and the rules and regulations of the NYSE American or other applicable Exchange) or (iii) conflict with, or constitute a default (or an event which with notice or lapse of time or both would become a default) under, or give to others any rights of termination, amendment, acceleration or cancellation of, any agreement, indenture or instrument to which the Company or any of its Subsidiaries is a party, except for any conflict, breach, violation or default which is not reasonably likely to have a material adverse effect on the Company, its Subsidiaries or any property or asset of the Company or any of its Subsidiaries or the Company’s performance of its obligations hereunder or the consummation of the transactions contemplated hereby.

(g) The Company is not required to obtain any consent, authorization or order of, or make any filing or registration with, any court, governmental agency or any regulatory or self-regulatory agency or any other Person in order for it to execute, deliver or perform any of its obligations hereunder in accordance with the terms hereof, other than (i) as may be required under the Securities Act, (ii) any necessary qualification of the Shares under the securities or blue sky laws of the various jurisdictions in which the Shares are being offered and (iii) under the rules and regulations of the Financial Industry Regulatory Authority (“FINRA”) or the NYSE American. All consents, authorizations, orders, filings and registrations which the Company is required to obtain pursuant to the preceding sentence will be obtained or effected on or prior to the Closing, and the Company and its Subsidiaries are unaware of any facts or circumstances which might prevent the Company from obtaining or effecting any of the registration, application or filings pursuant to the preceding sentence.

(h) The Company has not, and to its knowledge no one acting on its behalf has, (i) taken, directly or indirectly, any action designed to cause or to result in the stabilization or manipulation of the price of any security of the Company to facilitate the sale or resale of any of the Shares, (ii) sold, bid for, purchased, or, paid any compensation for soliciting purchases of, any of the Shares, or (iii) paid or agreed to pay to any Person any compensation for soliciting another to purchase any other securities of the Company.

8. The Investor hereby makes the following representations, warranties and covenants to the Company:

(a) The Investor represents that (i) it has received or had full access to the Base Prospectus as well as the Company’s periodic reports and other information incorporated by reference therein, prior to or in connection with its receipt of this Agreement, (ii) it is knowledgeable, sophisticated and experienced in making, and is qualified to make, decisions with respect to investments in securities representing an investment decision like that involved in the purchase of the Shares, and (iii) it does not have any agreement or understanding, directly or indirectly, with any person or entity to distribute any of the Shares.

(b) The Investor has the requisite power and authority to enter into this Agreement and to consummate the transactions contemplated hereby. The execution and delivery of this Agreement by the Investor and the consummation by it of the transactions contemplated hereunder have been duly authorized by all necessary action on the part of the Investor. This Agreement has been executed by the Investor and, when delivered in accordance with the terms hereof, will constitute a valid and binding obligation of the Investor enforceable against the Investor in accordance with its terms, except as enforceability may be limited by applicable bankruptcy, insolvency, reorganization, moratorium or similar laws affecting creditors’ and contracting parties’ rights generally and except as enforceability may be subject to general principles of equity (regardless of whether such enforceability is considered in a proceeding in equity or at law).

(c) The Investor understands that nothing in this Agreement or any other materials presented to the Investor in connection with the purchase and sale of the Shares constitutes legal, tax or investment advice. The Investor has consulted such legal, tax and investment advisors as it, in its sole discretion, has deemed necessary or appropriate in connection with its purchase of the Shares.

(d) The making, execution and performance of this Agreement by the Investor and the consummation of the transactions contemplated herein will not conflict with or result in a breach or violation of any of the terms and provisions of, or constitute a default under, (i) the charter, bylaws or other organizational documents of such Investor, as applicable, or (ii) any law, order, rule, regulation, writ, injunction, judgment or decree of any court, administrative agency, regulatory body, government or governmental agency or body, domestic or foreign, having jurisdiction over such Investor or its properties, except for any conflict, breach, violation or default which is not reasonably likely to have a material adverse effect on such Investor’s performance of its obligations hereunder or the consummation of the transactions contemplated hereby.

(e) The Investor has agreed with the Company to maintain the confidentiality of, and not use in any way (including not trading on the basis of) all information acquired in connection with the transactions contemplated herein prior to the public disclosure of that information by the Company.

(f) Neither the Investor nor any Person acting on behalf of, or pursuant to any understanding with or based upon any information received from, the Investor has, directly or indirectly, engaged in any purchases or sales of the securities of the Company (including, without limitation, any Short Sales involving the Company’s securities) since the time that the Investor first discussed the transactions contemplated hereby with the Company. “Short Sales” include, without limitation, all “short sales” as defined in Rule 200 promulgated under Regulation SHO under the Securities Exchange Act of 1934, as amended (the “Exchange Act”), whether or not against the box, and all types of direct and indirect stock pledges, forward sale contracts, options, puts, calls, short sales, swaps, “put equivalent positions” (as defined in Rule 16a-1(h) under the Exchange Act) and similar arrangements (including on a total return basis), and sales and other transactions through non-U.S. broker dealers or foreign regulated brokers. The Investor covenants that neither it, nor any Person acting on behalf of, or pursuant to any understanding with or based upon any information received from, will engage in any purchases or sales of the securities of the Company (including Short Sales) prior to the time that the Company confirms to the Purchaser in writing that all material nonpublic information has been publicly disclosed.

(g) The Investor represents that, except as set forth below, (i) it has had no position, office or other material relationship within the past three years with the Company or persons known to it to be affiliates of the Company, (ii) it is not a, and it has no direct or indirect association with any, FINRA member or an Associated Person (as such term is defined under the FINRA Membership and Registration Rules Section 1011) as of the date hereof, and (iii) neither it nor any group of investors (as identified in a public filing made with the Commission) of which it is a member, has acquired or obtained the right to acquire, by virtue of this Offering, 20% or more of the Common Stock (or securities convertible or exercisable for Common Stock) or the voting power of the Company on a post-transaction basis. Exceptions:

(If no exceptions, write “none.” If left blank, response will be deemed to be “none.”)

(i) The Investor acknowledges that it has had the opportunity to review this Agreement (including all exhibits and schedules thereto) and the SEC Reports and has been afforded (i) the opportunity to ask such questions as it has deemed necessary of representatives of the Company and to receive answers form such representatives concerning the terms and conditions of the offering of the Shares and the merits and risks of investing in the Shares; (ii) access to information about the Company and its financial condition, results of operations, business, properties, management and prospects sufficient to enable it to evaluate its investment; and (iii) the opportunity to obtain such additional information that the Company possesses or can acquire without unreasonable effort or expense that is necessary to make an informed investment decision with respect to the investment.

9. Notwithstanding any investigation made by any party to this Agreement, all covenants, agreements, representations and warranties made by the Company and the Investor herein will survive the execution of this Agreement, the delivery to the Investor of the Shares being purchased and the payment therefor.

10. This Agreement may not be modified or amended except pursuant to an instrument in writing signed by the Company and the Investor.

11. In case any provision contained in this Agreement should be invalid, illegal or unenforceable in any respect, the validity, legality and enforceability of the remaining provisions contained herein will not in any way be affected or impaired thereby.

12. This Agreement will be governed by, and construed in accordance with, the internal laws of the State of New York, without giving effect to the principles of conflicts of law that would require the application of the laws of any other jurisdiction.

13. This Agreement may be executed in counterparts, each of which will constitute an original, but all of which, when taken together, will constitute but one instrument, and will become effective when counterparts have been signed by each party hereto and delivered to the other party, and such counterparts may be delivered electronically.

14. The Investor acknowledges and agrees that such Investor’s receipt of the Company’s counterpart to this Agreement shall constitute written confirmation of the Company’s sale of Shares to such Investor.

INVESTOR SIGNATURE PAGE

Number of Shares:

Purchase Price Per Share: $1.70

Aggregate Purchase Price: $

Please confirm that the foregoing correctly sets forth the agreement between us by signing in the space provided below for that purpose.

Dated as of: November 13, 2019

INVESTOR

By:

Print Name:

Title:

Name in which Securities are to be registered: _____________________

Mailing Address: ____________________________

____________________________

____________________________

Facsimile Number: _____________________

Email Address: _____________________

Taxpayer Identification Number: _________________________

Manner of Settlement of the Shares: DWAC (The Shares will be sent from the Company’s transfer agent, American Stock Transfer & Trust Company, by DWAC to your prime broker. You must contact your prime broker and ask them to initiate the DWAC or you will not receive the Shares. The Shares will only be released after the Company’s receipt of the funds.)

Name of DTC Participant (broker-dealer at which the account or accounts to be credited with the Shares are maintained)

DTC Participant Number

Name of Account at DTC Participant being credited with the Shares

Account Number at DTC Participant being credited with the Shares

Agreed and Accepted this __th day of November, 2019:

OncoCyte Corporation

By:

Name:

Title:

Sales of the Shares purchased hereunder were made pursuant to a registration statement or in a transaction in which a final prospectus would have been required to have been delivered in the absence of Rule 172 promulgated under the Securities Act.